GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement dated June 15, 2010

To the Prospectus Dated May 1, 2010

At a meeting held on June 9, 2010, the Board of Directors of GE Investments Funds, Inc. considered and unanimously approved the hiring of Palisade Capital Management, L.L.C. (“Palisade”) as an investment sub-adviser for the Total Return Fund (the “Fund”), and a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Palisade and GE Asset Management Incorporated (the “Adviser”), on behalf of the Fund. Palisade will manage those assets of the Fund allocated by the Adviser to be invested in small-cap equity investments. Shareholders of the Fund will receive an information statement which will provide more information about Palisade and the new Sub-Advisory Agreement.

As a result of this new arrangement, certain disclosures in the Fund’s prospectus have been modified or supplemented, as described below.

1. On page 36 of the Prospectus, under the section entitled, “Principal Investment Strategies,” the sixth bullet point is deleted and replaced with the following:

•	large, medium or small capitalization

2. On page 37 of the Prospectus, under the section entitled “Principal Risks,” the following disclosure is added directly after Mid-Cap Company Risk:

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

3. On page 38 of the Prospectus, under the section entitled “Portfolio Management,” the sub-heading “Investment Sub-Adviser” and the text immediately following are deleted and replaced with the following:

Investment Sub-Advisers

Urdang Securities Management, Inc. (for real estate related investments only)

Palisade Capital Management, L.L.C. (for small-cap equity investments only)

4. On page 59 of the Prospectus, in the column for the Fund, there should be a check mark in the box for “Style Risk – Small-Cap Company Risk.”

5. On page 66 of the Prospectus, the fourth sentence of the last paragraph is deleted and replaced with the following:

GE Asset Management has also retained Urdang and Palisade to each act as sub-adviser to that portion of the Total Return Fund’s assets allocated to real estate-related investments and small-cap equity investments, respectively.

6. On page 69 of the Prospectus, the sub-heading “Small Cap Equity Fund” and the following three paragraphs are deleted and replaced with the following:

Small-Cap Equity Fund and Total Return Fund

The assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; and (iv) SouthernSun Asset Management, Inc. A portion of the Total Return Fund’s assets are allocated to Palisade. GE Asset Management, in its discretion, is responsible for allocating the Small-Cap Equity Fund’s assets among the sub-advisers, and for allocating a portion of the Total Return Fund’s assets to Palisade, respectively (Allocated Assets), and for managing each Fund’s cash position. The following sets forth the information for each sub-adviser:

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $3.0 billion as of December 31, 2009. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since inception and has been engaged to manage a portion of the Total Return Fund’s assets since June 2010.

Palisade’s Allocated Assets are managed by Jack Feiler, Jeffrey Schwartz and Dennison T. (“Dan”) Veru, members of Palisade’s Investment Policy Committee. Prior to 2005, the Small-Cap Equity Fund was managed by the entire Investment Policy Committee. Mr. Felier, Mr. Schwartz and Mr. Veru are jointly and primarily responsible for the strategy of their Allocated Assets and the day-to-day management of their Allocated Assets is executed by Mr. Schwartz.

This supplement should be retained with your Prospectus for future reference.